UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

December 23, 2014

Date of Report (Date of earliest event reported)

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip Code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 8.01 Other Events

On December 23, 2014 we issued a press release announcing that we acknowledge the announcement by Kmart Pharmacies that it is stocking NEXAFED® [pseudoephedrine hydrochloride (HCl)], our next generation pseudoephedrine with methamphetamine-resistant IMPEDE® technology, in all Kmart in-store pharmacies nationwide.

We also indicated that we now expect to begin shipping our new NEXAFED Pressure + Pain product in January 2015.

The press release is attached hereto and filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated December 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:__/s/ Peter A. Clemens__________________

Peter A. Clemens

Senior Vice President & Chief Financial Officer

Date: December 23, 2014

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated December 23, 2014